UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      February 19, 2004 (February 11, 2004)
                Date of Report (Date of earliest event reported)

                         Baron Capital Properties, L.P.
              Exact name of registrant as specified in its charter

          Delaware                   333-35063-01                 31-1584691
State or other jurisdiction    Commission File Number            IRS Employer
      of incorporation                                        Identification No.

                         Baron Capital Properties, L.P.
                           3570 U.S. Highway 98 North
                             Lakeland, Florida 33809
                Address of principal executive offices, zip code

                                 (863) 853-2882
                         Registrant's telephone number,
                               including area code

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Item 4. Changes in Registrant's Certifying Accountant.

On February 11, 2004, KPMG LLP submitted to the Registrant its resignation as the Registrant's independent accountant, effective immediately. The audit report of KPMG LLP on the Registrant's consolidated financial statements as of and for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles (other than the Registrant's early adoption of Statement of Financial Accounting Standards No. 145, "Recission of FASB Statement Nos. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections," effective October 1, 2002).

KPMG's resignation as the Registrant's independent accountant was not recommended or approved by the Board of Trustees of Baron Capital Trust (the "Trust"), the general partner of the Registrant, or the Audit Committee of the Board of Trustees.

In connection with the audit of the fiscal year ended December 31, 2002, and the subsequent interim period through February 10, 2004, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Additionally, KPMG advised us that our delays in filing our periodic reports beyond the allowable extension periods would cause them to reevaluate their continued involvement.

On February 11, 2004, KPMG delivered a letter dated February 10, 2004 to the Audit Committee of the Board of Trustees of the Trust informing the committee that KPMG had resigned as the Registrant's independent accountant. On February 11, 2004, a member of the Audit Committee discussed the resignation with KPMG. The Registrant has not yet engaged a new accountant as the principal accountant to audit the Registrant's consolidated financial statements for the year ended December 31, 2003.

The Registrant has provided KPMG a copy of this Form 8-K and requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of KPMG's letter, dated February 19, 2004, is filed as Exhibit 16 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

            16. Letter to Baron Capital Properties, L.P. from KPMG LLP, dated February 19, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BARON CAPITAL PROPERTIES, L.P.
                                         By Baron Capital Trust, general partner


Date: February 19, 2004                  By: /s/ J. Stephen Miller
                                             -----------------------------------
                                             J. Stephen Miller
                                             Vice President - Accounting


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